GOODWILL	12 Months Ended
Dec. 31, 2015
GOODWILL.
GOODWILL

15.GOODWILL

	Liquids Pipelines	Gas Distribution	Gas Pipelines, Processing and Energy Services	Sponsored Investments	Corporate	Consolidated
(millions of Canadian dollars)
Balance at January 1, 2014	23	-	14	408	-	445
Foreign exchange and other	3	-	1	34	-	38
Balance at December 31, 2014	26	-	15	442	-	483
Foreign exchange and other	5	-	5	27	-	37
Impairment	-	-	-	(440)	-	(440)
Balance at December 31, 2015	31	-	20	29	-	80

SPONSORED INVESTMENTS

Impairment

During the year ended December 31, 2015, the Company recorded an impairment charge of $440 million ($167 million after-tax attributable to Enbridge) related to EEP’s natural gas and NGL businesses, which EEP holds directly and indirectly through its partially-owned subsidiary, MEP. Due to a prolonged decline in commodity prices, reduction in producers’ expected drilling programs negatively impacted forecasted cash flows from EEP’s natural gas and NGL systems. This change in circumstance led to the completion of an impairment test, resulting in a full impairment of goodwill on EEP’s natural gas and NGL businesses.

In performing the impairment assessment, EEP measured the fair value of its reporting units primarily by using a discounted cash flow analysis and it also considered overall market capitalization of its business, cash flow measurement data and other factors. EEP’s estimate of fair value required it to use significant unobservable inputs representative of a Level 3 fair value measurement, including assumptions related to the future performance of its reporting units.

The Company did not recognize any goodwill impairment for the years ended December 31, 2014 and 2013.